Exhibit 4.16

Maria Margarida Gomes Dias Azenha

NIF 125 189 680

CERTIDÃO

             Eu abaixo assinado Paulo Jorge Domingues da Silva Passos, colaborador da Notária Maria Margarida Gomes Dias Azenha, com Cartório na Rua do Raio Edifício Visconde do Raio, n.° 205, 2.° piso, em Braga, e por ela devidamente autorizado para a prática deste acto nos termos do art.° 8° do dec-lei 26/2004 de 04 de Fevereiro, conforme autorização expressa no Sítio da Ordem dos Notários, certifico que a fotocópia apensa a esta certidão, contém quatro folhas e foi extraída da escritura exarada a folhas 64 do livro de notas n° 345B do cartório.                                                                                                        Cartório Notarial da dita Notária, aos oito de Abril de dois mil e dezanove.

O Colaborador,

Inscrito na Ordem dos Notários sob o n° 47/18

Rua do Raio, 205 - 2.° Piso • Edificio Visconde do Raio • 4710-923 Braga

Tel: 253 203 290/1/2 • Fax: 253 203 299 • e-mail: margarida.azenha@notarios.pt

Mod.2

COMPRA E VENDA

             No dia oito de Abril de dois mil e dezanove, perante mim, Lic. Maria Margarida Gomes Dias Azenha, Notária do Cartório Notarial sito na Rua do Raio, n° 205, 2° piso, Edificio Visconde do Raio, em Braga, compareceram como outorgantes:                   PRIMEIRO - Paulo Jorge Gomes Rodrigues Pereira de Castro, ######, natural da freguesia de ####, ####, residente na #######, freguesia de ######, ##### concelho, portador do CC #####, válido até ######, sócio-gerente da sociedade comercial por quotas:           “MEDIDA GABARITO LDA”, com o número único de matricula e de pessoa colectiva 514693690, sede na Avenida da Liberdade, n° 432, 5°, sala 28, desta cidade, e o capital de cinco mil euros, que nessa qualidade outorga em representação da mesma sociedade, com os poderes necessários para este acto, que advêm do pacto social, qualidade e poderes que verifiquei por consulta á certidão permanente 4446-7640-0286, pela qual verifiquei ainda que a sociedade foi constituída anteriormente a um de Outubro de dois mil e dezoito;                 ______SEGUNDO - Pedro José de Campos Vilela Vitorino, ######, maior, natural da freguesia ######, concelho de ######, residente na ########, #######, #####, portador do #######, válido até #######, que outorga na qualidade de procurador da sociedade unipessoal por quotas:

                     FARFETCH PORTUGAL — UNIPESSOAL LDA, com o número único de matrícula e de pessoa colectiva 507398505, sede na Rua Lionesa, n° 446, Edificio G12, freguesia de Custóias, Leça do Balio e Guifões, concelho de Matosinhos, e o capital de quatro milhões de euros, conforme procuração, que arquivo.                                          Verifiquei ainda:                                  Por consulta á certidão permanente através do código de acesso 6246-1730-0626, que a sociedade foi constituída anteriormente a um de Outubro de dois mil e dezoito.                                                       A identidade dos outorgantes pelos seus documentos de identificação.                                                           E PELO PRIMEIRO OUTORGANTE FOI DITO:                              Que pela presente escritura, na qualidade em que outorga e pelo preço de quinze milhões de euros, que se encontra pago, dele respeitando quarenta e quatro mil sessenta e dois euros e cinquenta cêntimos ao urbano e catorze milhões novecentos e cinquenta e cinco mil novecentos e trinta e sete euros e cinquenta cêntimos ao rústico, vende à representado do segundo, o seguinte imóvel:                          Prédio misto composto por terreno rústico denominado “Quintal da Azenha” ou “Bouça da Sabina” ou “Quinta da Sabina” e terreno para construção, sito no lugar de Sabina, Serbina ou Fafiães, freguesia de Leça do Balio, concelho de Matosinhos, inscrito na matriz rústica sob o artigo 1227 da União das Freguesias de Custóias, Leça do Balio e Guifões, e na matriz urbana sob o artigo 10849 da mesma União de Freguesias, descrito na Conservatória sob o número três

mil setecentos e sessenta e cinco, adquirido por escritura desta data exarada a folhas imediatamente anteriores a estas.                                      MAIS DECLAROU:                                                  Que a sua representada não possui quaisquer prédios contíguos ao ora vendido.                                                   PELO SEGUNDO OUTORGANTE FOI DITO:                                               Que aceita para a sociedade que representa a venda que antecede, nos termos exarados.                                          DECLARARAM AMBOS:                                          |              Que no presente contrato não houve mediação imobiliária.                                      E que o preço foi pago do seguinte modo:                              Um milhão e quinhentos mil euros em quatro de Janeiro do ano corrente por transferência bancária da conta ######### do Citibank para a conta ##########.                                          Treze milhões e quinhentos mil euros no dia de hoje por transferência bancária entre as mesmas contas.                                      ASSIM O OUTORGARAM.                                          Arquivo:                                  DUCs 160.719.118.307.035 e 163.819.018.762.229, comprovativos do pagamento de IMT e imposto de selo no dia 5 do corrente, por transferência bancária nos valores de 750660,94€ e de 120.000,00€.                                                                       Foram-me exibidas duas cadernetas prediais obtidas via internet em 23.11.2018, com os elementos da matriz.                                  Os elementos do registo predial verifiquei por consulta á

certidão permanente com o código de acesso PL-1806-59723-130804-039034.                                                                                        Preveni os outorgantes de que incorrem no crime de desobediência se houverem omitido informação sobre a não intervenção de mediador imobiliário.                                                               Os elementos identificativos dos outorgantes e respetivos comprovativos foram recolhidos e reproduzidos com autorização dos respetivos titulares e em conformidade com a Lei do Branqueamento de Capitais (Lei n.° 83/2017, de 18 de Agosto).                                                       Esta escritura foi lida aos outorgantes e aos mesmos explicado o seu conteúdo.

A Notária,

Estatística: Verbete 12335. Proc 601 Fact[a] n° 563/001/2019.

[LOGO]

Notary

Maria Margarida Gomes Azenha

VAT No. 125 189 680

CERTIFICATE

_____ I hereby undersigned Paulo Jorge Domingues da Silva Passos, employee of the Notary Maria Margarida Gomes Dias Azenha, with Notary Office at Rua do Raio, Edifício Visconde do Raio, no. 205, 2nd floor, Braga, and duly authorized by her to perform this act under Article 8 of the Decree-law no. 26/2004, of 4th of February, in accordance with express permission published at the Notary Association’s Website, certify that the copy attached to this Certificate contains four sheets and was extracted from the deed entered at page 64 of the note record book no. 345B of the notary. _____________________________________________________________

____________ Notary Office of the above-mentioned Notary, on eight of April of two thousand and nineteen,

The Employee,

[SIGNATURE]

Registered within the Notary Association under no. 47/18

Rua do Raio, 205 – 2nd floor l Edifício Visconde do Raio l 4710 – 923 Braga

Tel.: 253 203 290/1/2 l Fax: 253 203 299 l e-mail: margarida.azenha@notarios.pt

Book: [HANDWRITTEN] Sheet: [HANDWRITTERN]
[SIGNATURE] [SIGNATURE]

PURCHASE AND SALE AGREEMENT

____On the eighth of April of two thousand and nineteen, appeared before me, Mrs. Maria Margarida Gomes Dias Azenha (BA), Notary at the Notary Office located at Rua do Raio, no. 205, 2nd floor, Braga, as signees: ___________________________________________________

____FIRST – Paulo Jorge Gomes Rodrigues Pereira de Castro, ########, born in the parish of #####################################, resident at ###############, ######, ##################, of this municipality, holder of the identity card no. ############, valid until ########, managing partner of the commercial limited company: _________________________________________

____”MEDIDA GABARITO, LDA.”, with sole registry number 514693690, with registered offices at Avenida da Liberdade, no. 432, 5th, room 28, in this city, and the share capital of five thousand euros, which in that capacity will sign on behalf of such company, with the necessary powers to perform this act, arising from the articles of association, capacity and powers which I have verified by accessing the company’s permanent certificate 4446-7640-0286, through which I have also verified that the company was previously incorporated on the first of October of two thousand and eighteen; __________________________________________________________

____SECOND – Pedro José de Campos Vilela Vitorino, ######, of legal age, born in the parish of ##########################, municipality of ######, resident at #######################, ######, #########, ######, holder of the identity card no. ##############, valid until ########, which signs as proxy for the limited single-shareholder company: ______________________________

Book: [HANDWRITTEN] Sheet: [HANDWRITTERN]
[SIGNATURE] [SIGNATURE]

____FARFETCH PORTUGAL – UNIPESSOAL LDA., with sole registry number 507398505, with registered office at Rua Lionesa, 446, Edifício G12, parish of Custóias, Leça do Balio e Guifões, municipality of Matosinhos, and the share capital of four million euros, in accordance with proxy letter, which I archive. ___________________________________________________________

_____I have also certified: ________________________________________________________

____By consulting the permanent certificate through access code 6246-1730-0626, that the company was previously incorporated on the first of October of two thousand and eighteen. __

____The identity of signees by their identity documents. _______________________________

____AND BY THE FIRST SIGNEE WAS DECLARED THAT: _________________________________

____By this deed, under its capacity and for the price of fifteen million euros, which is already paid, being forty-four thousand and sixty-two euros and fifty cents relating to the urban part and fourteen million and nine hundred fifty-five thousand and nine hundred thirty-seven euros and fifty cents relating to rural part, sells to the second’s representative, the property: __

____A mixed property composed by a rural terrain named “Quintal da Azenha” or “Bouça da Sabina” or “Quinta da Sabina” and a terrain for construction, located at the place of Sabina, Serbina or Fafiães, parish of Leça do Balio, municipality of Matosinhos, recorded at the rural land register under article 1227 of the Custóias, Leça do Balio and Guifões Parishes’ Union and at the urban land register under article 10849 of the same Parishes’ Union, described at the Registry under number three thousand seven hundred and sixty-five, acquired by deed of this date entered right before these pages. ______________________________________________

Book: [HANDWRITTEN] Sheet: [HANDWRITTERN]
[SIGNATURE] [SIGNATURE]

_____MORE DECLARED THAT: __________________________________________________ ____Its represented does not own any properties contiguous to the one being sold. _______ ____BY THE SECOND SIGNEE WAS DECLARED THAT: _________________________________ ____Accepts this sale on behalf of the company he represents, under the entered terms. ___ ____BOTH DECLARED THAT: ____________________________________________________ ____In this agreement there was no real estate brokerage. ____________________________ ____And the price was paid as follows: ____________________________________________ ____One million and five hundred thousand euros on the fourth of January of the current year by bank transfer from the account no. ######## of Citibank to the account no. ############################. _______________________________________________ ____Thirteen million and five hundred thousand euros today by bank transfer between those same accounts. ______________________________________________________________ _____THUS THEY SIGNED IT. ____________________________________________________ ____Archive: ________________________________________________________________ ____Single Charge Documents no. 160.719.118.307.035 and 163.819.018.762.229 certifying the payment of Municipal Tax on Properties and stamp duty on the fifth day of current month, by banking transfer in the amount of 750660.94€ and of 120,000.00€. ___________________

Book: [HANDWRITTEN] Sheet: [HANDWRITTERN]
[SIGNATURE] [SIGNATURE]

____It was shown to me two Legal Descriptions obtained in the internet on 11.23.2018, containing land register’s elements. ________________________________________________

____ Land register’s elements were assessed by me through consultation to the Permanent Certificate wit access code PL-1806-59723-130804-039034. _____________________________

____I made all participants aware that they will be charged with disobedience if they withheld information about the lack of intervention of a real estate broker. ________________________

____Identifying elements of signees and their certificates were collected and reproduced with the consent of their holders and in accordance with Anti-Money Laundering Law (Law no. 83/2017, of 18 August). __________________________________________________________

____This deed was read aloud to the signees and its content was explained to them. _________

[SIGNATURE]

[SIGNATURE]

The Notary,

[SIGNATURE]

Stat: Entry [HANDWRITTEN] Proc 601 Invoice no. [HANDWRITTEN]/001/2019.